SCHEDULE 14C
                               (RULE 14c-101)
               INFORMATION REQUIRED IN INFORMATION STATEMENT

                          SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        Check the appropriate box:
        /X /  Preliminary Information Statement
        /  /  Confidential, for Use of the Commission Only (as permitted by
              Rule 14c-5(d)(2))
        /  /  Definitive Information Statement


                                 SWWT, INC.
          ------------------------------------------------------
                (Name of Registrant as Specified in Charter)


        Payment of Filing Fee (Check the appropriate box):

        /X /   No fee required.
        / /    Fee computed on table below per Exchange Act Rules 14c-5(g) and
               0-11.

        (1)    Title of each class of securities to which transaction applies:
               Common Stock, par value $0.001 per share
               Series B Convertible Preferred Stock, par value $0.001 per share

        (2)    Aggregate number of securities to which transaction applies:
               3,122,254 shares of Common Stock

               757,772  shares of Series B Convertible Preferred Stock

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:





                           NOTICE TO STOCKHOLDERS

        We are sending this Information Statement to you and all other holders of capital stock of SWWT, Inc. ("SWWT" or the "Company"), in connection with the action by written consent of the stockholders of SWWT relating to:

        (i) the amendment of SWWT's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, of SWWT (the "Common Stock") from 8,000,000 shares to 750,000,000 shares and the number of authorized shares of preferred stock from 7,000,000 to 50,000,000,

        (ii) the amendment of SWWT's Certificate of Incorporation to have SWWT be governed by Section 203 of the Delaware General Corporation Law ("GCL"),

        (iii) the amendment of SWWT's Certificate of Incorporation to provide for the indemnification of SWWT's directors and officers to the fullest extent permitted by the GCL,

        (iv) the amendment of SWWT's Certificate of Incorporation to create a classified board of directors,

        (v) the amendment of SWWT's Certificate of Incorporation to provide that stockholders may only adopt, amend, alter or repeal SWWT's By-Laws by the affirmative vote of the holders of at least 80% of the shares entitled to vote at an election of directors,

        (vi) the amendment of SWWT's Certificate of Incorporation to provide that stockholders may only amend, alter, change or repeal certain provisions of SWWT's Certificate of Incorporation by the affirmative vote of the holders of at least 80% of the shares entitled to vote at an election of directors,

        (viii) the amendment of SWWT's By-Laws to provide for the election of a classified board of directors,

        (ix) the amendment of SWWT's By-Laws to require a stockholder generally to notify the Company at least sixty days prior to an annual meeting of stockholders if such stockholder wishes to properly bring business before the annual meeting of stockholders,

        (x) the amendment of SWWT's By-Laws to require a stockholder generally to notify the Company at least sixty days prior to an annual meeting of stockholders or any special meeting of stockholders called for the purpose of electing directors if such stockholder wishes to nominate a person for election to the Board of Directors,

        (iii)  the adoption of SWWT's 2000 Stock Incentive Plan, and

        (iv) the ratification of the change of SWWT's auditors from Arthur Andersen LLP ("Andersen") to Ernst & Young LLP ("E&Y").

        Detailed information concerning these corporate actions is included in the accompanying Information Statement.

        The accompanying Information Statement is furnished pursuant to
Section 14(c) of the Securities Exchange Act of 1934.


SWWT HAS BEEN INFORMED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT IT IS THE COMMISSION'S POSITION THAT PERSONS OR ENTITIES THAT WERE "AFFILIATES" (AS DEFINED IN RULE 144(A)(1) UNDER THE SECURITIES ACT OF 1933, AS AMENDED) OF SWWT IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE MERGER (AS DEFINED HEREIN) ARE NOT ELIGIBLE TO RESELL SHARES OF COMMON STOCK HELD BY THEM PURSUANT TO THE TERMS OF RULE 144 UNDER THE SECURITIES ACT. SUCH SHARES MAY ONLY BE RESOLD BY SUCH PERSONS OR ENTITIES PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


                                    By Order of the Board of Directors


                                    /s/ Jonathan V. Diamond
                                    ------------------------------------
                                    Name:  Jonathan V. Diamond
                                    Title: Chairman of the Board and
                                           Chief Executive Officer

June __, 2000





                           INFORMATION STATEMENT
                              ---------------

                                 SWWT, INC.
                        c/o OSCAR CAPITAL MANAGEMENT
                        900 THIRD AVENUE, 2ND FLOOR
                          NEW YORK, NEW YORK 10022

                               June __, 2000

                              ---------------


                     WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY





                 NOTICE OF ACTION OF MAJORITY STOCKHOLDERS

        This Information Statement is being mailed on or about June _____, 2000 to all stockholders of record of SWWT on May 9, 2000 in connection with the following corporate actions (collectively, the "Stockholder Actions"):

1. Amendment of SWWT's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 8,000,000 shares to 750,000,000 shares and the number of authorized shares of preferred stock from 7,000,000 to 50,000,000 (the "Authorized Capital Amendment");

2. Amendment of SWWT's Certificate of Incorporation to have SWWT be governed by Section 203 of the GCL;

3. Amendment of SWWT's Certificate of Incorporation to provide for the indemnification of SWWT's directors and officers to the fullest extent permitted by the GCL;

4. Amendment of SWWT's Certificate of Incorporation to create a classified board of directors;

5. Amendment of SWWT's Certificate of Incorporation to provide that stockholders may only adopt, amend, alter or repeal SWWT's By-Laws by the affirmative vote of the holders of at least 80% of the shares entitled to vote at an election of directors;

6. Amendment of SWWT's Certificate of Incorporation to provide that stockholders may only amend, alter, change or repeal certain provisions of SWWT's Certificate of Incorporation by the affirmative vote of the holders of at least 80% of the shares entitled to vote at an election of directors;

7. Amendment of SWWT's By-Laws to provide for the election of a classified board of directors;

8. Amendment of SWWT's By-Laws to require a stockholder generally to notify the Company at least sixty days prior to an annual meeting of stockholders if such stockholder wishes to properly bring business before the annual meeting of stockholders;

9. Amendment of SWWT's By-Laws to require a stockholder generally to notify the Company at least sixty days prior to an annual meeting of stockholders or any special meeting of stockholders called for the purpose of electing directors if such stockholder wishes to nominate a person for election to the board of directors;

10. Adoption of SWWT's 2000 Stock Incentive Plan (the "2000 Plan"), which provides for the granting of equity awards in respect of up to an aggregate of 16,800,000 shares of common stock, par value $0.001 per share, of SWWT (the "Common Stock"); and

11. Ratification of resolutions of the Board of Directors of SWWT (the "Board") changing SWWT's auditors from Andersen to E&Y.


        The actions described in items 1 through 6 above (the "Charter Amendments") are included in, and represent the material effects of the adoption of, the Amended and Restated Certificate of Incorporation, the form and terms of which were approved by the stockholders of Company and which is attached as Exhibit A hereto. The actions described in items 7 through 9 (the "By-Law Amendments") above are in included in, and represent the material effects of the adoption of, the Amended and Restated By-Laws, the form and terms of which were approved by the stockholders of the Company and which are attached as Exhibit B hereto.

        The Board unanimously approved each of the above actions on May 9, 2000 as it believes that such actions are in the best interests of SWWT and its stockholders. By written consent, the holders of a majority of the outstanding shares of Common Stock (the "Majority Common Holders") approved the Authorized Capital Amendment and the holders of a majority of all outstanding voting securities of SWWT (the "Majority Stockholders") approved all of the Stockholder Actions. This Information Statement is furnished only to inform stockholders of SWWT of the above actions taken by the Majority Common Holders and the Majority Stockholders before they take effect in accordance with the Securities Exchange Act of 1934.

        WE ARE NOT ASKING YOU FOR A PROXY AND WE REQUEST THAT YOU DO NOT SEND US A PROXY.



                             CHANGE IN CONTROL

        On April 24, 2000, SWWT's wholly owned subsidiary, ENWC Acquisition, Inc., a Delaware corporation ("ENWC"), merged (the "Merger") with E-Newco, Inc., a Delaware corporation ("E-Newco"), pursuant to a merger agreement, dated as of April 14, 2000, among SWWT, ENWC and E-Newco (the "Merger Agreement"), whereby stockholders of E-Newco obtained voting control of SWWT. Under the terms of the Merger Agreement, E-Newco merged into ENWC and became a wholly-owned subsidiary of SWWT (the "Merger"). SWWT issued 757,772 shares of its series B convertible preferred stock, par value $0.001 per share (the "Series B Preferred Stock"), to the stockholders of E-Newco in exchange for their shares of E-Newco common stock, par value $0.01 per share (the "E-Newco Common Stock"). Under the terms of the certificate of designations of the Series B Preferred Stock, the Series B Preferred Stock will automatically convert into an aggregate of 75,777,162 shares of Common Stock following the approval by the stockholders of SWWT of the requisite increase to the amount of authorized Common Stock (which will be effected upon filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware) and the receipt by SWWT of additional equity financing of at least $15.0 million. The holders of the Series B Preferred Stock issued in connection with the Merger vote with the holders of the Common Stock on an as-converted basis and possess approximately 95.5% of the voting power outstanding after the Merger. After the Merger, but without giving effect to the receipt of the additional equity financing, SWWT has outstanding approximately 79,347,851 shares of Common Stock, on an as-converted and fully- diluted basis.

        If SWWT does not receive additional equity financing of at least $15.0 million in one or more related rounds of financing by October 21, 2000, the holders of the Common Stock may elect to cause SWWT to redeem the outstanding shares of Series B Preferred Stock at a redemption price equal to a pro-rata portion of SWWT's cash balance, if any, at the date of redemption.

        SWWT paid a one-time cash dividend to its pre-Merger stockholders of record in an amount equal to $740,632.89. The dividend payment consisted of the cash on SWWT's balance sheet immediately prior to the consummation of the Merger less expenses related to the Merger and the settlement of certain claims.

        In connection with the transactions contemplated by the Merger Agreement, Messrs. Clarke Bailey, Thomas Barnds and Thomas Barron resigned from the Board of Directors of SWWT, and Messrs. Jon Diamond, Walter Carozza and Anthony Scaramucci became members of the Board. In addition, Mr. Diamond became the President and Chief Executive Officer of SWWT. Subsequent to the Merger, Messrs. Blair Effron and Randall Hack resigned from the Board of Directors of SWWT.


                           ACTIONS TO BE EFFECTED

I.      AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE
        AUTHORIZED CAPITAL STOCK

        The Board, the Majority Common Holders and the Majority Stockholders have authorized an amendment to SWWT's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 8,000,000 shares to 750,000,000 shares and the number of authorized shares of preferred stock from 7,000,000 to 50,000,000. As a result of this amendment, the first paragraph of the Fourth Article of the Amended and Restated Certificate of Incorporation will read as follows:

               "FOURTH: The total number of shares of stock which the Corporation is authorized to issue is 800,000,000 shares of capital stock, consisting of (i) 750,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and (ii) 50,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock")."

        As of May 9, 2000, there were 8,000,000 shares of Common Stock authorized for issuance and 3,570,689 shares issued and outstanding on a fully-diluted basis. SWWT is or will be obligated to issue or have reserved a total of 93,025,597 shares of Common Stock for the following purposes:

        1. 75,777,162 shares upon conversion of 757,772 shares of Series B Preferred Stock;

        2.     16,800,000 shares under the 2000 Plan; and

        3. 448,435 shares upon exercise of options and warrants granted prior to the Merger.

        In addition SWWT will require additional shares out Common Stock for issuances relating to future corporate needs.

        Accordingly, without the amendment, SWWT would not have enough authorized shares of Common Stock to satisfy its current and anticipated future obligations to issue such shares as set forth above and no shares would be available for future grant.

        The increase in the number of authorized shares of Common Stock is needed to (a) enable SWWT to meet its obligations as set forth above and
(b) give the Board the necessary flexibility to issue shares of Common Stock and securities exercisable and convertible into Common Stock in connection with acquisitions, financings and stock option plans and for other general corporate purposes without the expense and delay incidental to obtaining additional stockholder approvals at the time of each such transaction (unless such approval is otherwise required for a particular issuance by applicable law or by the rules of any stock exchange or quotation system on which SWWT's securities may then be listed).

        Future issuances of additional shares of Common Stock would have a dilutive effect on the proportionate voting power, earnings per share and book value per share of all stockholders. Additional shares could be issued by the Board in a public or private sale of securities, a merger or another similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of current stockholders.

        In connection with the effectiveness of this amendment, the previously designated series of preferred stock of the Company designated as its Series A Preferred Stock has been cancelled. No shares of such Series A Preferred Stock were outstanding on May 9, 2000. In addition, the Amended and Restated Certificate of Incorporation, of which this amendment forms a part, provides for the continued effectiveness of the designation of the SWWT's Series B Preferred Stock, par value $.001 per share, the terms of which were designated in a Certificate of Designations filed with the Secretary of State of the State of Delaware on April 14, 2000. As of May 9, 2000, an aggregate of 757,772 shares of such Series B Preferred Stock was issued and outstanding.

II. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO ELECT TO BE GOVERNED BY SECTION 203

        The Board and the Majority Stockholders have authorized an amendment to SWWT's Certificate of Incorporation to have SWWT be governed by Section 203 of the GCL. As a result of this amendment, the Eighth Article of the Amended and Restated Certificate of Incorporation will read as follows:

               "EIGHTH:  The Corporation expressly elects to be governed by
               Section 203 of the GCL."

        Generally, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date the person became an interested stockholder, unless (i) prior to such date, either the business combination in question or the transaction resulting in such person becoming an interested stockholder is approved by the board of directors of the relevant corporation, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of the relevant corporation or (iii) on or after such date the business combination is approved by the board of directors of the relevant corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns 15% or more of the relevant corporation's outstanding voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts with respect to SWWT and, accordingly, may discourage attempts to acquire SWWT.

III. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR MAXIMUM INDEMNIFICATION OF DIRECTORS AND OFFICERS

        The Board and the Majority Stockholders have authorized an amendment to SWWT's Certificate of Incorporation to provide for the indemnification of SWWT's directors and officers to the fullest extent permitted by the GCL. As a result of this amendment, Article Seventh of SWWT's Amended and Restated Certificate of Incorporation will read as follows:

               "SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

               The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

               The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

               Any repeal or modification of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification."

        SWWT's present directors are personally interested in, and will personally benefit from, adoption of the indemnification amendment, and such interest may conflict with the interest of stockholders. However, the Board believes that, by reducing the potential risks of personal liability to directors, the amendment will enhance SWWT's ability to continue to attract and retain highly qualified by directors stems primarily from their desire to act in the best interest of the Company and not from a fear of damage awards. Therefore, the Board believes that the level of care and diligence exercised by the directors will not be lessened by adoption of the proposed amended Article Seventh.

        If, after approval by the stockholders of the amended Article Seventh, the GCL is amended to authorize corporate action further limiting the personal liability of directors, then the liability of a director of SWWT would be eliminated or limited to the fullest extent permitted by the GCL, as so amended, without further amendment of Article Seventh.

IV.     AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO CREATE A
        CLASSIFIED BOARD

        The Board and the Majority Stockholders have authorized an amendment to SWWT's Certificate of Incorporation to eliminate the requirement that all directors be elected to SWWT's Board annually for a term of one year and in its stead, create a classified board of directors, permitting the sequential election of nominees to each class of directors every three years. As a result of this amendment, Article Fifth of SWWT's Amended and Restated Certificate of Incorporation will read as follows:

               "FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

               (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

               (b) The Board of Directors shall consist of not less than three or more than twenty-five members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the active Board of Directors.

               (c) The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one- third of the total number of directors constituting the entire Board of Directors; provided, however, that in the event that the total number of directors is not divisible by three, remaining directors after even division among the three classes shall be apportioned among the classes beginning with the class with the longest remaining term. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting. At each succeeding annual meeting of stockholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

               (d) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

               (e) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

               (f) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted."

        The GCL permits the board of directors to be divided into classes serving staggered terms. Under the classified board amendment, the Company's directors will be divided into three classes, with the terms of the Class I directors expiring at the annual meeting of stockholders to be held in 2001, the terms of the Class II directors expiring at the annual meeting of stockholders to be held in 2002 and the terms of the Class III directors expiring at the annual meeting of stockholders to be held in 2003. Commencing with the annual meeting of stockholders to be held in 2001, one class of directors will be elected for a three-year term at each annual meeting of stockholders. If at any time the size of the board of directors is changed, the increase or decrease in the number of directors will be apportioned among the three classes to make all classes as nearly equal as possible.

        In addition to classifying the Board, this Article FIFTH states that the Board shall consist of between three and twenty-five members, as determined by the Board. Previously, the By- Laws of SWWT provided that the Board consist of between four and seven directors, as determined by the Board. As the Company presently has four directors, this change to the maximum and minimum number of directors will not have a practical or material effect on SWWT. Furthermore, consistent with the provisions of the GCL, Article FIFTH provides that directors serving on the classified Board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Company's then outstanding capital stock entitled to vote generally in the election of directors. Prior to the classification of the Board, there was no requirement, under the GCL or otherwise, that such removal be for cause. This requirement for cause for the removal of a director may make it more difficult for the stockholders to change the composition of the Board other than at the relevant annual meetings of the stockholders of the Company.

        The Amended and Restated Certificate of Incorporation does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of Common Stock could now elect all of the directors being elected at any annual or special meeting of SWWT's stockholders. However, the classification of the Board pursuant to the amendment will apply to every election of directors, whether or not a change in control of SWWT has occurred or the holders of a majority of the voting power of SWWT desire to change the Board. Vacancies which occur during the year may be filled by a majority of the directors then in office, and any director elected to fill a vacancy shall serve for the remainder of the term of the class to which such director is elected. The classification of directors will have the effect of making it more difficult to change the composition of the Board. At least two stockholder meetings, instead of one, will be required to effect a change in the control of the Board. The Board believes that the longer time required to elect a majority of a classified Board will help to assure the continuity and stability of the SWWT's management and policies in the future, since a majority of the directors at any given time will have prior experience as directors of SWWT. It should also be noted that the classification provision will apply to every election of directors, whether or not a change in the Board would be beneficial to SWWT and its stockholders and whether or not a majority of SWWT's stockholders believes that such a change would be desirable.

V.      AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO REQUIRE
        SUPERMAJORITY VOTE FOR CHANGES TO BY-LAWS

        The Board and the Majority Stockholders have authorized an amendment to SWWT's Certificate of Incorporation to provide that stockholders may only adopt, amend, alter or repeal SWWT's By-Laws by the affirmative vote of the holders of at least 80% of the shares entitled to vote at an election of directors. As a result of this amendment, Article Tenth of the Amended and Restated Certificate of Incorporation will read as follows:

               "TENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's By-Laws. The Corporation's By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors."

        This Article Tenth may make it more difficult for the stockholders of SWWT to change the Company's By-Laws. The Board believes that this provision will help to assure the continuity and stability of the Company and its governing documents.

VI.     AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO REQUIRE
        SUPERMAJORITY VOTE FOR CERTAIN CHANGES TO CERTIFICATE OF
        INCORPORATION

        The Board and the Majority Stockholders have authorized an amendment to SWWT's Certificate of Incorporation to provide that stockholders may only amend, alter, change or repeal certain provisions of SWWT's Certificate of Incorporation by the affirmative vote of the holders of at least 80% of the shares entitled to vote at an election of directors. As a result of this amendment, Article Eleventh of the Amended and Restated Certificate of Incorporation will read as follows:

               "ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation, the Corporation's By-Laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Articles FIFTH, EIGHTH and TENTH of this Amended and Restated Certificate of Incorporation or this Article ELEVENTH.

        Article Fifth of the Amended and Restated Certificate of Incorporation provides, among other things, for a classified Board of Directors, Article Eighth provides that SWWT specifically opts to be governed by Section 203 of the GCL and Article Tenth provides that the Board of Directors or 80% of the stockholders entitled to vote at the election of directors may adopt, amend, alter or repeal SWWT's By-Laws.

        This Article Eleventh may make it more difficult to alter certain provisions of SWWT's Amended and Restated Certificate of Incorporation. The Board believes that this provision will help to assure the continuity and stability of the Company and its governing documents.

                              ---------------

        Certain of the Charter Amendments described in items I. through VI. above could delay, defer or prevent a third party from acquiring the Company, despite the possible benefit to stockholders. SWWT's present directors and officers are personally interested in, and will personally benefit from, adoption of the Charter Amendments. However, SWWT's Board believes that the Charter Amendments will enhance SWWT's ability to continue to attract and retain highly qualified directors and officers. The Charter Amendments described in items I. through VI. above are reflected in, and represent the material effects of the adoption of, the Amended and Restated Certificate of Incorporation in substantially the form of Exhibit A hereto, the form and terms of which were approved by the stockholders of the Company. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, the Amended and Restated Certificate of Incorporation cannot take effect until 20 days after this Information Statement is sent to SWWT's stockholders. Accordingly, SWWT plans to effect the amendments discussed herein as soon as possible after such 20-day period by filing the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in compliance with Delaware law.

                              ---------------

VII.    AMENDMENT OF THE BY-LAWS TO PROVIDE FOR A CLASSIFIED BOARD

        The Board and the Majority Stockholders have authorized an amendment to SWWT's By-Laws to eliminate the requirement that all directors be elected to SWWT's board of directors annually for a term of one year and in its stead, provide for the creation of a classified board of directors, permitting th sequential election of nominees to each class of directors every three years. In addition to providing for a classified Board, the By-Laws state, in a manner consistent with the terms of the amended Article FIFTH in the Amended and Restated Certificate of Incorporation, that the Board shall consist of between three and twenty-five members, as determined by the Board. Previously, the By-Laws of SWWT provided that the Board consist of between four and seven directors, as determined by the Board. As the Company presently has four directors, this change to the maximum and minimum number of directors will not have a practical or material effect on SWWT. Furthermore, consistent with the provisions of the GCL, the By-Laws provide, in a manner consistent with the terms of the amended Article FIFTH in the Amended and Restated Certificate of Incorporation, that directors serving on the classified Board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Company's then outstanding capital stock entitled to vote generally in the election of directors. Prior to the classification of the Board, there was no requirement, under the GCL or otherwise, that such removal be for cause.

        The effects of such amendment are identical to those discussed above in Item IV. under the heading "Actions to be Effected-Amendment of the Certificate of Incorporation to Create a Classified Board."

VIII.   AMENDMENT OF THE BY-LAWS TO PROVIDE FOR ADVANCE NOTICE BY
        STOCKHOLDERS OF BUSINESS FOR ANNUAL MEETING OF STOCKHOLDERS

        The Board and the Majority Stockholders have authorized an amendment to SWWT's By- Laws to require a stockholder generally to notify the Company at least sixty days prior to an annual meeting of stockholders if such stockholder wishes to properly bring business before the annual meeting of stockholders. Only business brought before the annual meeting in accordance with the advance notice procedure may properly be conducted at the annual meeting.

IX.     AMENDMENT OF THE BY-LAWS TO PROVIDE FOR ADVANCE NOTICE BY
        STOCKHOLDERS OF BOARD NOMINEES

        The Board and the Majority Stockholders have authorized an amendment to SWWT's By- Laws to require a stockholder generally to notify the Company at least sixty days prior to an annual meeting of stockholders or any special meeting of stockholders called for the purpose of electing directors if such stockholder wishes to nominate a person for election to the Board of Directors. Only nominations made in accordance with the advance notice procedure may properly be considered at the annual or special meeting.

                              ---------------

        The By-Law Amendments described above could delay, defer or prevent a third party from acquiring the Company, despite the possible benefit to stockholders. The amendments to the By-Laws described in items VII. through
IX. above are reflected in, and represent the material effects of the adoption of, the Amended and Restated By-Laws in substantially the form of Exhibit B hereto, the form and terms of which were approved by the stockholders of the Company. The Amended and Restated By-Laws will take effect without any further action 20 days after this Information Statement is sent to the SWWT stockholders.

                              ---------------

X.      ADOPTION OF 2000 STOCK INCENTIVE PLAN

        The Board and the Majority Stockholders have authorized the adoption of the SWWT 2000 Plan.

Nature and Purpose of Plan

        The purpose of the 2000 Plan is to provide additional incentive to those officers, employees, nonemployee directors and consultants of the Company and its subsidiaries whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company and its subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company.

        The 2000 Plan provides for the grant of (i) incentive stock options ("ISOs") and nonqualified stock options ("NSOs"); (ii) restricted stock and restricted stock units; and (iii) other awards ("Other Awards" and, collectively with ISOs and NSOs, "Awards"). The Plan is intended, to the extent applicable, to satisfy the requirements of section 162(m) of the Internal Revenue Code of 1986 (the "Code") and shall be interpreted in a manner consistent with the requirements thereof.

Administration

        The 2000 Plan is administered by the Board or, at the Board's sole discretion, by a committee, which shall serve at the discretion of the Board (the "Administrator"). Subject to the terms of the plan, the Administrator has full authority to determine, among other things, the persons to whom Awards under the plan will be made, the number of shares of Common Stock subject to Awards, the specific terms and conditions applicable to Awards and to otherwise supervise the administration of the plan.

Duration and Modification

        The 2000 Plan will terminate not later than the 10th anniversary of the date of its adoption, but awards theretofore granted may extend beyond such date. The Board may amend, alter or discontinue the 2000 Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a participant under any Award theretofore granted without such participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m) of the Code, section 422 of the Code, stock exchange rules or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to the equitable adjustment provisions found in Section 4 of the 2000 Plan, no such amendment shall impair the rights of any participant without his or her consent.

Securities Subject to 2000 Plan; Market Price

        16,800,000 shares of Common Stock have been reserved for issuance upon exercise of Awards granted under the 2000 Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        The closing bid price of the Common Stock on the over-the-counter market on June 16, 2000 was $5.50 per share.

Eligibility and Extent of Participation

        The 2000 Plan provides for discretionary grants of Awards to officers directors, employees, consultants or advisors of the Company or of any parent or subsidiary of the Company, provided, however, that directors of the Company or any parent or subsidiary who are not also employees of the Company or of any parent or subsidiary, and consultants or advisors to the Company or to any parent or subsidiary may not be granted ISO's. As of May 9, 2000, one person was eligible to receive Awards under the 2000 Plan. The maximum number of shares for which Awards may be granted to any one participant in a calendar year is 8,300,000.

Stock Options

        Any option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve, which Award Agreement shall set forth, among other things, the exercise price of the option, the term of the option and the provisions regarding exercisability of the option granted thereunder. The provisions of each option need not be the same with respect to each participant. The options granted under the Plan may be of two types: (i) ISO's or (ii) NSO's. To the extent that any option does not qualify as an ISO, it shall constitute a separate NSO.

        Under the 2000 Plan, the per share exercise price of Common Stock purchasable under an option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of an ISO, be less than 100% of the fair market value per share on such date or 110% of the fair market value per share on such date if, on such date, the participant owns (or is deemed to own under the Code) stock possessing more than ten percent (a "Ten Percent Owner") of the total combined voting power of all classes of Common Stock.

        The term of each option shall be fixed by the Administrator, but no option shall be exercisable more than ten years after the date such option is granted. If the participant is a Ten Percent Owner, an ISO may not be exercisable after the expiration of five years from the date such ISO is granted.

        Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the Award Agreement or after the time of grant, provided that no action by the Administrator concerning the exercise of such options following the time of grant shall adversely affect any outstanding option without the consent of the holder thereof. The Administrator may also provide that any option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. The Administrator may also provide at the time of grant or any time thereafter, in its sole discretion, that any option shall be exercisable with respect to shares that otherwise would not then be exercisable, provided that, in connection with such exercise, the optionee enters into a form of Restricted Stock Award Agreement approved by the Administrator.

Restricted Stock and Restricted Stock Units

        The 2000 Plan authorizes the Administrator to grant Awards in the form of restricted stock and restricted stock units. For purposes of the 2000 Plan, restricted stock is an Award of Common Stock and a restricted stock unit is a contractual right to receive in cash or Common Stock the fair market value of Common Stock. Such Awards are subject to such terms and conditions, if any, as the Administrator deems appropriate. The prospective recipient of an Award of restricted stock or restricted stock units shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. All rights of a recipient of an Award of restricted stock or restricted stock units shall be set by the Administrator in the Award Agreement, including without limitation, the right of such recipient (i) to sell, transfer, pledge, hypothecate or assign such shares of restricted stock or restricted stock units and (ii) upon termination of employment or service as a director, consultant or advisor to the Company or to any parent or subsidiary. Unless otherwise determined by the Company, participants shall possess all incidents of ownership with respect to shares of restricted stock during the restricted period, including the right to receive or reinvest dividends with respect to restricted stock and to vote such restricted stock. A participant who is awarded restricted stock units shall posses no incidents of ownership with respect to the units, provided that the Award Agreement may provide for payments in lieu of dividends to such participant.

Other Awards

        Other Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Other Awards under the 2000 Plan. Subject to the provisions of the 2000 Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

Change in Capitalization

        Under the 2000 Plan, in the event of any increase, reduction or exchange of Common Stock for a different number or kind of shares or other securities or property (a "Change in Capitalization"), an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of Common Stock reserved for issuance under the 2000 Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding options granted under the 2000 Plan, and (iii) the kind, number and/or purchase price of shares of stock or other property subject to outstanding awards of restricted stock, restricted stock units and Other Awards granted under the 2000 Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the fair market value of the shares covered by such Awards reduced, in the case of options, by the exercised price thereof.

United States Income Tax Consequences

        The following discussion is a brief summary of certain United States federal income tax consequences under current federal income tax laws relating to awards under the plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

        Nonqualified Stock Options. An optionee will not recognize any taxable income upon the grant of an NSO. The Company will not be entitled to a tax deduction with respect to the grant of NSOs.

        Upon exercise of an NSO, the excess of the fair market value of the Common Stock on the exercise date over the exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at that time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of an NSO will equal the sum of the compensation income recognized and the exercise price.

        In the event of a sale or other disposition of Common Stock received upon the exercise of an NSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock (which begins upon such exercise) is more than one year.

        Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a corresponding tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company (or certain subsidiaries) or within 90 days after termination of employment) or if the optionee engages in a "disqualifying disposition" as described below. The excess of the fair market value, on the date of the exercise of an ISO, of the Common Stock acquired over the exercise price constitutes an item of tax preference for purposes of the federal alternative minimum tax.

        A sale or exchange by an optionee of Common Stock acquired upon the exercise of an ISO more than one year after the transfer of such Common Stock to such optionee and more than two years after the date of grant of the ISO generally will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the Common Stock to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such Common Stock that will have the following results: any excess of (i) the lesser of (a) the fair market value of the Common Stock at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the Common Stock over (ii) the exercise price of such ISO will be taxable as compensation income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such compensation income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

        Restricted Stock. Absent an election under Code section 83(b), a participant generally will only recognize ordinary income at the times when the restrictions with respect to the restricted stock allocated to the participant lapse (or terminate) pursuant to the 2000 Plan, and the amount of such income will be equal to the fair market value of such restricted stock at such times.

        If, on the other hand, a participant were to make an election under Code section 83(b) (which election must be made within 30 days after the date of issuance of the restricted stock to the participant), then the participant generally will recognize ordinary income at the time of such issuance, in an amount equal to the fair market value of all of the restricted stock granted to the participant at such time (determined without regard to the restrictions). If such election were made, any subsequent appreciation in the value of the restricted stock from the date of issuance will be taxed only as and when the participant disposes of all or part of his or her restricted stock and, as discussed below, generally will be taxed as capital gain. If such election were made, and all or part of the restricted stock were subsequently required to be redelivered to the Company pursuant to the 2000 Plan (e.g., because a participant leaves the employ or service of the Company prior to the termination of the restrictions with respect to such restricted stock), then no deduction would be allowed to the participant for the amount required to be included in his or her income as a result of the Code section 83(b) election.

        A participant will have a tax basis in his or her restricted stock equal to the amount included in his or her income with respect to the restricted stock (either by reason of the making of a Code section 83(b) election or the lapse of the restrictions). On a sale or other taxable disposition of all or a part of the restricted stock (after the restrictions with respect to such shares lapse), the participant generally will recognize capital gain or loss equal to the difference between the amount realized on the disposition and his or her tax basis in such shares.

        The ordinary income required to be recognized by a participant with respect to his or her restricted stock will also constitute wages subject to the withholding of income tax, and the Company will be required to make whatever arrangements the Company deems necessary to ensure that the amount of the tax required to be withheld is available for payment to the Internal Revenue Service.

        In general, the Company or the applicable subsidiary will be entitled to a deduction for U.S. income tax purposes at such time as a participant includes an amount in ordinary income with respect to his or her restricted stock and in the same amount, subject to the usual rules as to reasonableness of compensation and provided that the Company or the applicable subsidiary timely complies with applicable information reporting requirements.

        Restricted Stock Units. A participant will recognize ordinary income at the times when the cash or shares attributable to the restricted stock units allocated to the participant pursuant to the 2000 Plan are distributed to him or her, and the amount of such income will be equal to the sum of the amount of cash so distributed and the fair market value of such shares.

        The ordinary income required to be recognized by the participant with respect to his or her shares will constitute wages subject to the withholding of income tax, and the Company will be required to make whatever arrangements the Company deems necessary to ensure that the amount of the tax required to be withheld is available for payment to the Internal Revenue Service.

        In general, the Company or the applicable subsidiary will be entitled to a deduction for U.S. income tax purposes at such time as a participant includes an amount in ordinary income with respect to his or her shares and in the same amount, subject to the usual rules as to reasonableness of compensation and provided that the Company or the applicable subsidiary timely complies with applicable information reporting requirements.

        Grants of options under the 2000 Plan are subject to the discretion of the Board or the Administrator and therefore future grants are indeterminable.

                              ---------------

        The adoption of the 2000 Plan, in substantially the form of Exhibit C hereto, will take effect without any further action 20 days after this Information Statement is sent to the SWWT stockholders.

                              ---------------

XI.     RATIFICATION OF CHANGE OF AUDITORS

        On May 9, 2000, the Board authorized the appointment of the firm of Ernst & Young LLP ("E&Y") as the Company's auditor, to replace the firm of Arthur Andersen LLP ("Andersen"), which served in that position until it was replaced in connection with the appointment of E&Y. The Majority Stockholders have ratified this appointment.

        The change in auditors was made by the Company as a result of the Merger which was completed on April 24, 2000. In the Merger, ENWC merged with E-Newco and the stockholders of E-Newco obtained voting control over SWWT. The Merger was accounted for as a purchase of SWWT by E-Newco in a "reverse acquisition" because the stockholders of SWWT prior to the Merger do not have voting control of the combined entity after the Merger. In a reverse acquisition, the accounting treatment differs from the legal form of the transaction, as the continuing legal parent company, SWWT, is not assumed to be the acquiror and the financial statements of the combined entity are those of the accounting acquiror (E-Newco), including any comparative prior year financial statements presented by the combined entity after the business combination. Accordingly, the Board believed it to be appropriate to engage E&Y, E-Newco's pre-Merger auditor, to serve as auditor for the Company after the Merger.

        The change in auditors did not arise from any disagreement during SWWT's two most recent fiscal years and the subsequent interim period with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in any of its reports. The financial statements audited by Andersen in the past two years have not contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                              ---------------


                  REQUISITE STOCKHOLDER APPROVAL OBTAINED

        As of May 9, 2000, SWWT had issued and outstanding 3,122,254 shares of Common Stock. As of May 9, 2000, SWWT had issued and outstanding 757,772 shares of Series B Preferred Stock that were convertible into a total of 75,777,162 shares of Common Stock. The holders of Series B Preferred Stock generally vote together as a single class with the holders of the Common Stock on an as-converted basis.

        Section 242(b)(2) of the Delaware General Corporation Law provides that an amendment to a certificate of incorporation to increase the number of shares of authorized stock of any class requires the approval of a majority of such class. Thus, the approval of holders representing a majority of outstanding Common Stock is required to approve the Authorized Capital Amendment which amendment includes an increase to the number of authorized shares of Common Stock.

        By Written Consent in Lieu of a Meeting, holders representing 1,866,603 shares, or approximately 60%, of the issued and outstanding Common Stock, approved the Authorized Capital Amendment, and holders representing 757,772 shares of Series B Preferred Stock and 1,866,603 shares of Common Stock, together representing approximately 98% of the issued and outstanding shares of Common Stock and issued and outstanding shares of Series B Preferred Stock voting as a single class, approved all of the Stockholder Actions. Such consents were received by the Company between May 9, 2000 and June 16, 2000. Such actions by written consent are sufficient to satisfy the applicable requirements of Delaware law that SWWT obtain the approval of its stockholders for such actions. Accordingly, the stockholders will not be asked to take further action on such actions at any future meeting.


                        DESCRIPTION OF CAPITAL STOCK

Common Stock

        The holders of SWWT's Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of SWWT's stockholders and do not have cumulative voting rights in the election of directors. Holders of Common Stock are entitled to receive proportionately such dividends as may from time to time be declared by SWWT's Board out of funds legally available for the payment of dividends. In the event of SWWT's liquidation, dissolution or winding up, holders of Common Stock would be entitled to share proportionately in all of SWWT's assets available for distribution to holders of Common Stock remaining after payment of liabilities and liquidation preference of any outstanding preferred stock. Holders of Common Stock have no preemptive rights and have no rights to convert Common Stock into any other securities, and there are no redemption provisions with respect to such shares.

Preferred Stock

        Upon effectiveness of the Amended and Restated Certificate of Incorporation, the Board will have the authority to issue preferred stock in one or more series and to fix as to any series of preferred stock the designation, title, voting powers and any other preferences, and relative, participating, optional or other special rights and qualifications, limitations or restrictions, without any further vote or action by the stockholders. The terms and designations of the Series B Preferred Stock will remain in effect after the filing and effectiveness of the Amended and Restated Certificate of Incorporation.

        Series B Preferred Stock. As of May 9, 20000, SWWT had 1,000,000 authorized and 757,772 issued and outstanding shares of Series B Preferred Stock. The Series B Preferred Stock ranks prior to the Common Stock with respect to rights on liquidation, winding up and dissolution, and each share of Series B Preferred Stock has a liquidation preference of $.01 per share. Holders of Series B Preferred Stock are entitled to vote together as one class with holders of Common Stock on an as-converted basis. Shares of Series B Preferred Stock will automatically convert into Common Stock following the latter of:

        o the effective date of the Amended and Restated Certificate of Incorporation of the Company, among other things, increasing the number of authorized shares of Common Stock to a number sufficient to permit the conversion of all of the then outstanding shares of Series B Preferred Stock into shares of Common Stock; and

        o the date on which an additional $15.0 million of financing is obtained in one or more related rounds of equity financing.

In the event of such conversion, each share of Series B Preferred Stock shall be converted into that number of fully paid and non-assessable shares of the Common Stock determined by dividing 75,777,162 by the aggregate number of shares of Series B Preferred Stock outstanding on the date of conversion.

        The Certificate of Designations relating to the Series B Preferred Stock contains an anti- dilution provision, providing that in the event the Company effects a subdivision or consolidation of the outstanding Common Stock, the number of shares of Common Stock into which the Series B Preferred Stock converts shall be proportionately increased or decreased, as the case may be. The number of shares of Common Stock into which the Series B Preferred Stock converts is also subject to equitable adjustment by the Board to preserve the intent and principles of the conversion feature.

        Without the consent of the holders of a majority of the shares of Series B Preferred Stock, SWWT may not amend, alter or remove any of the provisions of SWWT's certificate of incorporation or authorize any reclassification of the Series B Preferred Stock, in either case so as to affect adversely the preferences, special rights or powers of the Series B Preferred Stock, either directly or indirectly, or through a merger or consolidation with any corporation, or authorize any shares of the Company ranking prior to the Series B Preferred Stock.

        When and if dividends are declared on the Common Stock, holders of Series B Preferred Stock are entitled to share in such dividends with the holders of the Common Stock together as one class on an as-converted basis.

        SWWT may redeem, by a class vote of the holders of the Common Stock (without participation by holders of the Series B Preferred Stock), all (but not part) of the Series B Preferred Stock if $15.0 million in additional financing is not obtained in one or more related rounds of equity financing by October 21, 2000. The redemption price per share will be a pro rata share of SWWT 's cash balance, if any, at the date of redemption.


              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The following table sets forth, as of May 9, 2000 certain information concerning beneficial ownership of SWWT's voting securities (consisting of Common Stock and the Series B Preferred Stock) by (i) each person known to SWWT to beneficially own 5% of more of any class of SWWT's outstanding voting securities, (ii) all executive officers and directors of SWWT naming them and (iii) all executive officers and directors of SWWT as a group, not naming them.

                                                                                                              As-
                                                                                             % of          Converted
                                    Number of          % of          Number of Shares      Series B          % of
                                    Shares of         Common           of Series B         Preferred        Voting
                                  Common Stock         Stock         Preferred Stock         Stock           Stock
Name and Address of               Beneficially       Beneficially      Beneficially       Beneficially    Beneficially
Beneficial Owner(1)                  Owned(2)          Owned(2)            Owned             Owned          Owned(3)
-------------------------------   --------------     ------------    ----------------     ------------    ------------

PRINCIPAL STOCKHOLDERS:
Jack Schneider                             0                  0              101,413             13.4%           12.9%
     c/o Allen & Co.,
     711 5th Ave., 9th Floor
     New York, NY 10022

East River Ventures II, L.P.               0                  0              101,413             13.4%           12.9%
     645 Madison Ave
     22nd Floor
     New York, NY 10022

Anthony Scaramucci                         0                  0             101,413(4)           13.4%           12.9%
Andrew Boszhardt, Jr.
Oscar Capital Management LLC
     900 Third Avenue
     Second Floor
     New York, NY 10022

Jonathan V. Diamond                        0                  0             184,768(8)           24.4%           23.4%
     1 West 67th Street
     New York, NY 10023

Huizenga Investments Limited               0                  0               76,065             10.0%           9.6%
Partners
     450 E. Las Olas Blvd.
     15th Floor
     Fort Lauderdale, FL 33301

Nassau Capital Partners L.P.          697,500(5)            21.9%               0                  0               *
     22 Chambers Street
     Princeton, NJ 08542

Equities Enterprises, Inc.            609,150(6)            19.5%               0                  0               *
     160 Madison Avenue
     Third Floor
     New York, NY 10016

Hudson River Capital LLC              420,536(7)            13.1%               0                  0               *
     667 Madison Avenue
     Suite 2500
     New York, NY 10021

DIRECTORS AND EXECUTIVE
OFFICERS:

     Jon V. Diamond                        0                  0             184,768(8)           24.4%           23.4%

     Walter Carozza                        0                  0             101,413(9)           13.4%           12.9%

     Anthony Scaramucci                    0                  0             101,413(4)           13.4%           12.9%

     Peter Gilson                     67,792(10)            2.1%                0                  0               *

DIRECTORS AND EXECUTIVE OFFICERS        67,792              2.1%             387,594             51.2%           49.2%
AS A GROUP (4 PERSONS)

---------------------

* Less than 1%.

(1) Unless otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by persons named above.

(2) For the purposes of this column, holders of Series B Preferred Stock are not deemed to be beneficial owners of the shares of Common Stock into which such Series B Preferred Stock is convertible.

(3) "As Converted" calculation represents shares of Common Stock and shares of Series B Preferred Stock assuming the conversion into Common Stock of all shares of Series B Preferred Stock. Each share of Series B Preferred Stock will automatically convert into shares of Common Stock following the approval by the stockholders of the Company of the requisite increase to the amount of authorized Common Stock (as described in this Information Statement) and the receipt by the Company of additional equity financing of at least $15.0 million. Prior to such conversion, the holders of the Series B Preferred Stock vote on an as-converted basis together with the holders of the Common Stock. For the purposes of this column, holders of Series B Preferred Stock are deemed to be beneficial owners of the Common Stock into which their shares are convertible.

(4) Includes 30,425 shares owned by Anthony Scaramucci, 30,425 shares owned by Andrew Boszhardt, Jr. and 40,564 shares owned by Oscar Capital Management LLC. Messrs. Scaramucci and Boszhardt are members of Oscar Capital Management LLC. Each of Messrs. Scaramucci and Boszhardt and Oscar Capital Management LLC disclaim beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(5) Includes 72,500 shares held by Randall A. Hack, a former director of SWWT, and 3,402 shares which represent Mr. Hack's interest in shares held directly or indirectly by NAS Partners I L.L.C., a limited liability company in which he is a member. 60,000 of Mr. Hack's shares are issuable upon exercise of a stock option granted to him as a director. Mr. Hack is one of four members of Nassau Capital L.L.C. which serves as the sole general partner of Nassau Capital Partners, L.P.

(6) Shares are held by Equities Holdings LLC, a wholly-owned subsidiary of Equities Enterprises, Inc.

(7) Includes 79,591 shares issuable upon exercise of a common stock purchase warrant.

(8) Includes 83,355 shares of restricted stock purchased by Mr. Diamond pursuant to a Restricted Stock Purchase Agreement between Jon V. Diamond and E-Newco, Inc. Mr. Diamond purchased restricted shares of E-Newco Common Stock for $3,735.955 per share, paid with a promissory note, effective April 8, 2000. Such shares of E-Newco Common Stock were exchanged for 83,355 shares of Series B Preferred Stock in the Merger.

(9) Mr. Carozza is a limited partner in, and a manager of the general partner of, East River Ventures II, L.P. and may be deemed to beneficially own shares of Series B Common Stock owned of record by East River Ventures II, L.P. by virtue of this relationship. Mr. Carozza disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(10) The number of shares listed includes 60,000 shares issuable upon exercise of a stock option granted to Mr. Gilson as a director.


SWWT HAS BEEN INFORMED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT IT IS THE COMMISSION'S POSITION THAT PERSONS OR ENTITIES THAT WERE "AFFILIATES" (AS DEFINED IN RULE 144(A)(1) UNDER THE SECURITIES ACT OF 1933, AS AMENDED) OF SWWT IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE MERGER (AS DEFINED HEREIN) ARE NOT ELIGIBLE TO RESELL SHARES OF COMMON STOCK HELD BY THEM PURSUANT TO THE TERMS OF RULE 144 UNDER THE SECURITIES ACT. SUCH SHARES MAY ONLY BE RESOLD BY SUCH PERSONS OR ENTITIES PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


              COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth all compensation awarded to, earned by or paid to each of SWWT's executive officers for the fiscal periods as specified below. No other executive officer of SWWT earned over $100,000 during any such period.

                                                                 Long Term Compensation
                                  -------------------------------------------------------------------------------------
                                           Annual Compensation                    Awards                Payouts
                                  -------------------------------------   ----------------------   --------------------
                                                              Other                                          All other
                                                              Annual      Restricted    Options/    LTIP      compens-
                                                              Compen-       Stock        SARs       Pay-       ation
Name & Principal Position  Year    Salary ($)    Bonus ($)   sation ($)    Award ($)      ($)       outs ($)   ($)(2)
-------------------------  ----    ----------    ---------   ----------   ----------    --------    --------  ---------
PATRICK E. THOMAS          1999     $36,000         -0-         -0-           -0-         -0-        -0-      -0-
Chief Executive Officer    1998   $116,924(3)   $136,188(4)     -0-           -0-         -0-        -0-     $1,053
since February 1998; Vice  1997    $85,000       $38,000(4)     -0-           -0-         -0-        -0-     $3,400
President - Finance prior
thereto(1)

JONATHAN V. DIAMOND        2000   $250,000(5)    $50,000(5)     -0-          -0-(6)       -0-        -0-      -0-
Chief Executive Officer
and President since
April 24, 2000


(1) Mr. Thomas served as Chief Executive Officer of SWWT until April 24,
2000.

(2) Represents the Company's contribution to the executive officer's 401(k) account.

(3) Amounts reported for 1998 salary include three months of severance plus accrued vacation pay and $64,000, or $6,000 per month, paid to Mr. Thomas in his capacity as President and Chief Executive Officer.

(4) Represents the balance of the performance bonus earned under the terms of a management agreement entered into in May 1997. This bonus, together with the 1997 accrued bonus of $38,000, which was also paid under the terms of the management agreement, was paid to the executive officer in February 1998.

(5) Represents the amount due on an annual basis to Mr. Diamond under the terms of the three-year Employment Agreement between E-Newco, Inc. and Jon
V. Diamond dated March 27, 2000. Pursuant to the terms of such employment agreement, the obligations of E-Newco thereunder were adopted by SWWT in connection with the Merger. Mr. Diamond is also entitled participate in any bonus plan or program adopted from time to time by the Board of Directors.

(6) Mr. Diamond purchased 110 shares of restricted common stock of E-Newco from E- Newco pursuant to a Restricted Stock Purchase Agreement between Mr. Diamond and E-Newco. Mr. Diamond purchased such restricted stock for $3,735.955 per share, paid with a promissory note, effective April 8, 2000. Such price represented the fair market value of such stock at the date of grant. Such shares of restricted E-Newco Common Stock were exchanged for 83,355 shares of restricted Series B Preferred Stock in the Merger. One-thirty-sixth of the number of the shares of restricted stock vest at the end of each calendar month, commencing with April 30, 2000, so that all shares will be vested on March 31, 2003. Dividends paid on SWWT's Common Stock will also be paid on Mr. Diamond's restricted stock.


Option/SAR Grants in the Last Fiscal Year; Aggregated Option /SAR Exercises in Last Fiscal Year and Fiscal Year-end Option/SAR Values

        As of the end of the Company's 1999 fiscal year, there were no outstanding stock options held by Mr. Thomas, and no stock options have been granted to Mr. Diamond. No stock options were held by, granted to, or exercised by, Mr. Thomas in 1999.

Employment Agreements

        On March 27, 2000, E-Newco entered into a three-year employment agreement with Jon V. Diamond, and, pursuant to the terms of such employment agreement, such agreement was assumed by SWWT on April 24, 2000 in connection with the closing of the Merger. Pursuant to the agreement, Mr. Diamond will serve as SWWT's Chairman of the Board and Chief Executive Officer and will be responsible for such executive responsibilities as shall be assigned to him by the Board. Mr. Diamond will receive an annual base salary of $250,000, and will be entitled to participate in any bonus plan or program adopted from time to time by the Board, provided that Mr. Diamond is entitled to receive a minimum annual cash bonus of $50,000.

        In connection with the execution of the employment agreement, Mr. Diamond purchased 110 shares of restricted common stock of E-Newco. Such shares of restricted E-Newco Common Stock were exchanged for 83,355 shares of restricted Series B Preferred Stock in the Merger. The employment agreement provides Mr. Diamond with dilution protection with respect to such restricted stock. In the event that SWWT raises in one or more rounds of equity financing more than $60 million but no more than $150 million, Mr. Diamond will be granted a number of equity incentive awards that will enable him to maintain ownership of 11% of the fully-diluted common equity of SWWT (not including non-incentive equity owned by Mr. Diamond). In addition, Mr. Diamond will receive an additional incentive equity award equal to 2% of the fully- diluted common equity of SWWT on such date as the Company has maintained a market capitalization of $500 million for at least 30 consecutive calendar days.

        If Mr. Diamond's employment is terminated without cause or he resigns with good reason, he is entitled to severance compensation in an amount equal to two times the sum of his annual base salary and bonus for the remainder of the employment term. Additionally, all of Mr. Diamond's stock-based incentives will immediately vest. In the event of Mr. Diamond's death during the term of the agreement, SWWT will pay to Mr. Diamond's legal representatives the annual base salary, a prorated portion of the minimum bonus, accrued but unused vacation and any other compensation due. In the event the Company terminates Mr. Diamond's employment because Mr. Diamond is unable to perform his duties due to mental, physical or other disability for a period of 90 consecutive days or for 120 days in any twelve consecutive month period, SWWT will pay to Mr. Diamond the same benefits due upon death plus six months salary and the minimum bonus then in effect. Additionally, all of Mr. Diamond's stock-based incentives will immediately vest.

        Mr. Diamond is entitled to receive an additional payment representing a "tax gross-up" in the event that he is assessed certain tax liabilities relating to payments made pursuant to the employment agreement. The agreement also contains non-competition provisions prohibiting Mr. Diamond from competing under certain circumstances against SWWT for a period of 18 months.

Stock Option Plans

        Directors' Stock Option Plans. Effective February 5, 1998, SWWT entered into Directors' Stock Option Plans (the "Directors' Plans) with six of SWWT's directors. As of May 9, 2000, 360,000 options remained outstanding from the Directors' Plans. The Directors' Plans each authorized the granting of an option to purchase up to 60,000 shares of Common Stock, which option became exercisable commencing on February 5, 2000. The options terminate on February 5, 2008, provided that the option will terminate at an earlier date if the director ceases to be a director of SWWT or upon the director's death. The option is exercisable at a price of $1.3125 per share.

        2000 Stock Incentive Plan. See "Actions to be Effected-Adoption of 2000 Stock Incentive Plan."


          INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        By virtue of the Authorized Capital Amendment, the number of authorized shares of Common Stock is being increased in part to allow for the conversion of the outstanding shares of Series B Preferred Stock. Upon the conversion of such shares of Series B Preferred Stock, directors and executive officers of SWWT will beneficially own approximately 49.2% of the voting stock of the Company.

        The 2000 Plan is being adopted in part to enable SWWT to provide additional incentives to SWWT's directors, officers, employees, consultants and other bona fide service providers, to advance the interests of SWWT and to enable SWWT to attract qualified personnel in a competitive marketplace. Awards under the plans will give optionees an opportunity to participate in an increase in the market value of the Common Stock. The Board believes that the plans will provide incentives and flexibility for SWWT in meeting competitive developments in the marketplace for retaining and attracting qualified personnel. Directors and officers will be entitled to participate in the 2000 Plan.

        SWWT's present directors and officers are personally interested in, and will personally benefit from, adoption of the Charter Amendments, the By-Law Amendments and the 2000 Plan, and such interest may conflict with the interest of stockholders. However, the Board believes that the actions contemplated herein will enhance SWWT's ability to continue to attract and retain highly qualified directors and officers.

                         FORWARD LOOKING STATEMENTS

        This document contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Such statements by their nature entail various risks, reflecting the dynamic, complex, and rapidly changing nature of the Company's industry. Actual performance and results may differ materially from the projected or suggested herein due to certain risks and uncertainties including, without limitation, the risks associated with the ability to consummate the transactions set forth above, management of growth, and competition, as well as operating risks. Certain of those and other risks are described in SWWT's filings with the Securities and Exchange Commission over the last 12 months, copies of which are available from the SEC or may be obtained upon request from SWWT.

                           NO DISSENTERS' RIGHTS

        Delaware law does not afford to SWWT stockholders the opportunity to dissent from the actions described in this Information Statement and receive value for their shares.


                           FINANCIAL INFORMATION

                INDEX TO FINANCIAL STATEMENTS OF SWWT, INC.

Financial Statements (unaudited)

 Balance Sheet as of March 31, 2000.............................

 Statement of Cash Flows for the period from January 7,
 2000 (inception) to March 31, 2000.............................

 Notes to Financial Statements..................................




                                 SWWT, Inc.

                               Balance Sheet

                               March 31, 2000
                                (Unaudited)


ASSETS
Cash and cash equivalents                                                   $2,525,000
Investment                                                                     300,000
                                                                       -----------------
Total assets                                                                $2,825,000
                                                                       =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Accrued stock issuance costs                                             $  250,000

Stockholders' equity:
   Series B Preferred Stock, $.001 par value; 1,000,000
     shares authorized, 674,417 shares issued and outstanding                      674
   Common Stock, $.001 par value; 8,000,000 shares authorized,
     no shares issued and outstanding                                                -
   Additional paid-in capital                                                3,074,326
   Notes receivable                                                           (500,000)
                                                                       ------------------
Total stockholders' equity                                                   2,575,000
                                                                       ------------------
                                                                            $2,825,000
                                                                       ==================


See accompanying notes to financial statements.



                                 SWWT, Inc.

                          Statement of Cash Flows

           January 7, 2000 (date of inception) to March 31, 2000
                                (Unaudited)


CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investment                                       $    (300,000)
                                                            -----------------
Net cash used in investing activities                             (300,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of stock                                  2,825,000
                                                            -----------------
Net cash provided by financing activities                        2,825,000
                                                            -----------------

Net increase in cash and cash equivalents                        2,525,000
Cash and cash equivalents at January 7, 2000                             -
                                                            -----------------
Cash and cash equivalents at March 31, 2000                     $2,525,000
                                                            =================


See accompanying notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with Rule 10-01 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the unaudited interim consolidated financial statements contain all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the financial position and cash flows of the Company for the period presented.

As discussed more fully in Note 2, on April 14, 2000, SWWT, Inc. ("SWWT") and its newly-formed, wholly owned subsidiary, ENWC Acquisition, Inc.("ENWC") entered into a merger agreement with E-Newco, Inc. ("E-Newco"). The merger was accounted for as a purchase of SWWT by E-Newco in a "reverse acquisition" because the existing shareholders of SWWT, prior to the merger, do not have voting control of the combined entity after the merger. In a reverse acquisition, the accounting treatment differs from the legal form of the transaction, as the continuing legal parent company, SWWT, is not assumed to be the acquiror and the financial statements of the combined entity are those of the accounting acquiror (E-Newco), including any comparative prior year financial statements presented by the combined entity after the business combination. Consequently, the March 31, 2000 interim financial statements included herein are those of E-Newco as adjusted for the recapitalization described below. Since SWWT, prior to the merger, was a public corporation without substantial business operations, no pro-forma information giving effect to the acquisition is required.

In accordance with the reverse acquisition accounting treatment, the capital accounts of E-Newco as of March 31, 2000 have been recapitalized to give effect to the merger exchange ratio (757.772 shares of Series B Convertible Preferred Stock of SWWT for each share of common stock of E-Newco).

The Company has not initiated operations as of March 31, 2000.


2.  MERGER WITH E-NEWCO

On April 14, 2000, SWWT and its newly formed, wholly owned subsidiary, ENWC entered into a merger agreement (the "Merger Agreement") with E-Newco. In accordance with the terms of the Merger Agreement, SWWT issued 757.772 shares of its newly designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"), to the stockholders of E-Newco in exchange for each share of E-Newco common stock. On April 24, 2000, the stockholders of E-Newco exchanged all 1,000 shares of issued and outstanding common stock of E-Newco at that date for an aggregate of 757,772 shares of Series B Preferred Stock. The accompanying March 31, 2000 financial statements give effect to the exchange of the then outstanding 890 shares of E-Newco common stock issued and outstanding at March 31, 2000 for an aggregate of 674,417 shares of Series B Preferred Stock. E-Newco merged with ENWC (the "Merger") and became a wholly owned subsidiary of SWWT. The terms of the Series B Preferred Stock provide for automatic conversion into an aggregate of 75,777,162 shares of common stock, of the Company following the approval by the stockholders of the Company of the requisite increase to the amount of authorized common stock and the receipt by the Company of additional equity financing of at least $15 million. The holders of the Series B Preferred Stock vote with the holders of the common stock on an as converted basis and possess approximately 95.5% of the voting power of the Company. Upon completion of the Merger, but without giving effect to the receipt of additional equity financing, the Company has 79,347,851 shares of common stock outstanding, on an as converted, fully diluted basis.

If the Company does not receive additional equity financing of at least $15 million within 180 days of the consummation of the Merger, the holders of the common stock may elect to cause the Company to redeem the outstanding shares of Series B Preferred at a redemption price equal to a pro-rata portion of the Company's cash balance, if any, at the date of redemption.

In May 2000, the Company paid a one-time cash dividend to its pre-Merger stockholders equal to $740,635. The dividend payment consisted of the cash on SWWT's balance sheet immediately prior to the consummation of the Merger less expenses related to the Merger and the settlement of certain claims.


3.  E-NEWCO EQUITY TRANSACTIONS

On March 23, 2000, the Company issued 890 shares of common stock for $3,325,000, of which 133.83 shares were purchased by the Company's Chief Executive Officer ("CEO") through the issuance of a $500,000 note receivable payable on demand. As described in Notes 1 and 2 above, the accompanying March 31, 2000 financial statements reflect the Company's capital accounts as recapitalized to give effect to the Merger.


4.  INVESTMENTS

On March 16, 2000, the Company used advances received on the issuance of its common stock to purchase an exchangeable demand promissory note and a stock purchase warrant for $300,000, which are exchangeable into and exercisable for shares of capital stock of SchoolNet, Inc., a Delaware corporation, upon the occurrence of certain events. At March 31, 2000, this investment is carried at cost which approximates fair value.


5.  RELATED PARTY TRANSACTIONS

On March 23, 2000, the Company's CEO issued a $500,000 note receivable payable on demand to the Company in connection with the purchase of 133.83 shares of E-Newco common stock. Interest accrues at the greater of (i) 6% or (ii) the applicable federal mid-term rate.

Restricted Common Stock

Effective April 8, 2000, the Company issued 110 shares of E-Newco restricted common stock for a purchase price of $410,955 to the Company's CEO in accordance with a Restricted Stock Purchase Agreement. The purchase price was established based on the fair market value at the date of grant. These shares were issued subject to certain conditions, and transfer and other restrictions. The restricted stock vests over a three year period.

Concurrent with the execution of his employment agreement, the Company's CEO issued to the Company a $410,955 promissory note receivable. The note bears interest at a rate of 6% per year and the principal plus interest are due on the earlier of 7 years, termination of employment, or breach of the agreement governing the restricted shares. The proceeds from the note receivable were used to purchase the 110 shares of restricted common stock of E-Newco. The CEO pledged to the Company an interest in the restricted shares of the Company's common stock as security for the promissory note.





                                                                EXHIBIT A


                            AMENDED AND RESTATED

                        CERTIFICATE OF INCORPORATION

                                     OF

                                 SWWT, INC.

            SWWT, Inc., (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), does hereby certify as follows:

            (1) The name of the Corporation is SWWT, Inc. The Corporation was originally incorporated under the name Sweetwater, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on September 17, 1993.

            (2) This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the GCL pursuant to a written consent in accordance with Section 228 of the GCL.

            (3) This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

            (4)   The text of the Certificate of
Incorporation is restated in its entirety as follows:

            FIRST: The name of the Corporation is SWWT, Inc. (hereinafter the "Corporation").

            SECOND: The address of the registered office of the Corporation in the State of Delaware is 15 E. North Street, in the City of Dover, County of Kent. The name of its registered agent at that address is Incorporating Services Ltd.

            THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").

            FOURTH: (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 800,000,000 shares of capital stock, consisting of (i) 750,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and (ii) 50,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock").

            (b) Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

            (c) Class of Preferred Stock Outstanding. The Corporation currently has authorized a series of Preferred Stock designated as its Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"). Such series currently consists of 1,000,000 authorized shares. The rights, powers, designations, preferences, qualifications and limitations of such Series B Preferred Stock are set forth in the Certificate of Designations, which is attached hereto as Exhibit A.

            FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

            (b) The Board of Directors shall consist of not less than three or more than twenty-five members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the active Board of Directors.

            (c) The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors; provided, however, that in the event that the total number of directors is not divisible by three, remaining directors after even division among the three classes shall be apportioned among the classes beginning with the class with the longest remaining term. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting. At each succeeding annual meeting of stockholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

            (d) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

            (e) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

            (f) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

            SIXTH: No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL as the same exists or may hereafter be amended. If the GCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GCL, as so amended. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

            SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

            The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

            The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

            Any repeal or modification of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

            EIGHTH: The Corporation expressly elects to be governed by
Section 203 of the GCL.

            NINTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

            TENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's By-Laws. The Corporation's By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors.

            ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation, the Corporation's By-Laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Articles FIFTH, EIGHTH and TENTH of this Amended and Restated Certificate of Incorporation or this Article ELEVENTH.

            IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf this __ day of_____, 2000.


                                    SWWT, INC.


                                    By:________________________
                                    Name:
                                    Title:











                                                                  EXHIBIT B


                            AMENDED AND RESTATED

                                  BY-LAWS

                                     of

                                 SWWT, INC.

                           A Delaware Corporation


                          Effective _____ __, 2000




                             TABLE OF CONTENTS

                                                                       PAGE

 ARTICLE I - OFFICES . . . . . . . . . . . . . . . . . . . . . . . . .    1
      Section 1.   Registered Office . . . . . . . . . . . . . . . . .    1
      Section 2.   Other Offices . . . . . . . . . . . . . . . . . . .    1

 ARTICLE II - MEETINGS OF STOCKHOLDERS . . . . . . . . . . . . . . . .    1
      Section 1.   Place of Meetings . . . . . . . . . . . . . . . . .    1
      Section 2.   Annual Meetings . . . . . . . . . . . . . . . . . .    2
      Section 3.   Special Meetings  . . . . . . . . . . . . . . . . .    2
      Section 4.   Quorum  . . . . . . . . . . . . . . . . . . . . . .    3
      Section 5.   Proxies . . . . . . . . . . . . . . . . . . . . . .    4
      Section 6.   Voting  . . . . . . . . . . . . . . . . . . . . . .    6
      Section 7.   Nature of Business at Meetings of Stockholders  . .    6
      Section 8.   List of Stockholders Entitled to Vote . . . . . . .    9
      Section 9.   Stock Ledger  . . . . . . . . . . . . . . . . . . .   10
      Section 10.  Record Date.    . . . . . . . . . . . . . . . . . .   10
      Section 11.  Inspectors of Election  . . . . . . . . . . . . . .   12
      Section 12.  Consent of Stockholders in Lieu of Meeting  . . . .   12

 ARTICLE III - DIRECTORS . . . . . . . . . . . . . . . . . . . . . . .   13
      Section 1.   Number and Election of Directors  . . . . . . . . .   13
      Section 2.   Nomination of Directors . . . . . . . . . . . . . .   13
      Section 3.   Vacancies . . . . . . . . . . . . . . . . . . . . .   17
      Section 4.   Duties and Powers . . . . . . . . . . . . . . . . .   17
      Section 5.   Organization  . . . . . . . . . . . . . . . . . . .   18
      Section 6.   Resignations and Removals of Directors  . . . . . .   18
      Section 7.   Meetings  . . . . . . . . . . . . . . . . . . . . .   19
      Section 8.   Quorum  . . . . . . . . . . . . . . . . . . . . . .   20
      Section 9.   Actions of Board  . . . . . . . . . . . . . . . . .   20
      Section 10.  Meetings by Means of Conference Telephone . . . . .   21
      Section 11.  Committees  . . . . . . . . . . . . . . . . . . . .   21
      Section 12.  Compensation  . . . . . . . . . . . . . . . . . . .   22
      Section 13.  Interested Directors  . . . . . . . . . . . . . . .   23

 ARTICLE IV - OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .   24
      Section 1.   General . . . . . . . . . . . . . . . . . . . . . .   24
      Section 2.   Election  . . . . . . . . . . . . . . . . . . . . .   25
      Section 3.   Voting Securities Owned by the Corporation  . . . .   25
      Section 4.   Chairman of the Board of Directors  . . . . . . . .   26
      Section 5.   President . . . . . . . . . . . . . . . . . . . . .   27
      Section 6.   Vice Presidents . . . . . . . . . . . . . . . . . .   28
      Section 7.   Secretary . . . . . . . . . . . . . . . . . . . . .   28
      Section 8.   Treasurer . . . . . . . . . . . . . . . . . . . . .   30
      Section 9.   Assistant Secretaries . . . . . . . . . . . . . . .   31
      Section 10.  Assistant Treasurers  . . . . . . . . . . . . . . .   31
      Section 11.  Other Officers  . . . . . . . . . . . . . . . . . .   32

 ARTICLE V - STOCK . . . . . . . . . . . . . . . . . . . . . . . . . .   32
      Section 1.   Form of Certificates  . . . . . . . . . . . . . . .   32
      Section 2.   Signatures  . . . . . . . . . . . . . . . . . . . .   33
      Section 3.   Lost, Destroyed, Stolen or Mutilated
                     Certificates  . . . . . . . . . . . . . . . . . .   33
      Section 4.   Transfers . . . . . . . . . . . . . . . . . . . . .   34
      Section 5.   Transfer and Registry Agents. . . . . . . . . . . .   35
      Section 6.   Beneficial Owners . . . . . . . . . . . . . . . . .   35

 ARTICLE VI - NOTICES  . . . . . . . . . . . . . . . . . . . . . . . .   35
      Section 1.   Notices . . . . . . . . . . . . . . . . . . . . . .   35
      Section 2.   Waivers of Notice . . . . . . . . . . . . . . . . .   36

 ARTICLE VII - GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . .   37
      Section 1.   Dividends . . . . . . . . . . . . . . . . . . . . .   37
      Section 2.   Disbursements . . . . . . . . . . . . . . . . . . .   38
      Section 3.   Fiscal Year . . . . . . . . . . . . . . . . . . . .   38
      Section 4.   Corporate Seal  . . . . . . . . . . . . . . . . . .   38

 ARTICLE VIII - INDEMNIFICATION  . . . . . . . . . . . . . . . . . . .   38
      Section 1.   Power to Indemnify in Actions, Suits or
                     Proceedings Other than Those by or in the
                     Right of the Corporation  . . . . . . . . . . . .   38
      Section 2.   Power to Indemnify in Actions, Suits or
                     Proceedings by or in the Right of the
                     Corporation   40
      Section 3.   Authorization of Indemnification  . . . . . . . . .   41
      Section 4.   Good Faith Defined  . . . . . . . . . . . . . . . .   42
      Section 5.   Indemnification by a Court  . . . . . . . . . . . .   43
      Section 6.   Expenses Payable in Advance . . . . . . . . . . . .   44
      Section 7.   Nonexclusivity of Indemnification and
                     Advancement of Expenses . . . . . . . . . . . . .   44
      Section 8.   Insurance . . . . . . . . . . . . . . . . . . . . .   45
      Section 9.   Certain Definitions . . . . . . . . . . . . . . . .   46
      Section 10.  Survival of Indemnification and Advancement
                     of Expenses . . . . . . . . . . . . . . . . . . .   47
      Section 11.  Limitation on Indemnification . . . . . . . . . . .   47
      Section 12.  Indemnification of Employees and Agents . . . . . .   48

 ARTICLE IX - AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . .   48
      Section 1.   Amendments  . . . . . . . . . . . . . . . . . . . .   48
      Section 2.   Entire Board of Directors . . . . . . . . . . . . .   49





                            AMENDED AND RESTATED

                                  BY-LAWS


                                     OF

                                 SWWT, INC.

                   (hereinafter called the "Corporation")


                                 ARTICLE I

                                  OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

        Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

                                 ARTICLE II

                          MEETINGS OF STOCKHOLDERS

        Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2. Annual Meetings. The annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

        Section 3. Special Meetings. Unless otherwise prescribed by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, (ii) the President, or
 (iii) the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. At a special meeting of the stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

        Section 4. Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting not less than ten nor more than sixty days before the date of the meeting.

        Section 5. Proxies. Any stockholder entitled to vote may do so in person or by his or her proxy appointed by an instrument in writing subscribed by such stockholder or by his or her attorney thereunto authorized, delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority:

                       (1)  A stockholder may execute a writing
   authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

                       (2) A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram or other electronic transmission was authorized by the stockholder.

 Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

        Section 6. Voting. At all meetings of the stockholders at which a quorum is present, except as otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the affirmative vote of the holders of a majority of the total number of votes of the capital stock present in person or represented by proxy and entitled to vote on such question, voting as a single class. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

        Section 7. Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 7 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 7.

        In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

        To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

        To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 7, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 7 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

        Section 8. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

        Section 9. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 8 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

        Section 10. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 11. Inspectors of Election. In advance of any meeting of stockholders, the Board by resolution or the Chairman or President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

        Section 12. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 12 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the state of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this section.


                                ARTICLE III

                                 DIRECTORS

        Section 1. Number and Election of Directors. The Board of Directors shall consist of not less than three nor more than twenty-five members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors. Except as provided in
 Section 3 of this Article III, directors shall be elected by the stockholders at the annual meetings of stockholders, and each director so elected shall hold office until such director's successor is duly elected and qualified, or until such director's death, or until such director's earlier resignation or removal. Directors need not be stockholders. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors; provided, however, that in the event that the total number of directors is not divisible by three, remaining directors after even division among the three classes shall be apportioned among the classes beginning with the class with the longest remaining term. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2001 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2002 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2003 annual meeting. At each succeeding annual meeting of stockholders beginning in 2001, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

        Section 2. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this
 Section 2.

        In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

        To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

        To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

        No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

        Section 3. Vacancies. Subject to the terms of any one or more classes or series of preferred stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Notwithstanding the foregoing, whenever the holders of any one or more class or classes or series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the Certificate of Incorporation.

        Section 4. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

        Section 5. Organization. At each meeting of the Board of Directors, the Chairman of the Board of Directors, or, in his or her absence, a director chosen by a majority of the directors present, shall act as Chairman. The Secretary of the Corporation shall act as Secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of Secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the Chairman of the meeting may appoint any person to act as Secretary of the meeting.

        Section 6. Resignations and Removals of Directors. Any director of the Corporation may resign at any time, by giving written notice to the Chairman of the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

        Section 7. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors and, unless required by resolution of the Board of Directors, without notice. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Vice Chairman, if there be one, or a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or telegram on twenty-four
 (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

        Section 8. Quorum. Except as may be otherwise required by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

        Section 9. Actions of Board. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

        Section 10. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

        Section 11. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

        Section 12. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary, or such other emoluments as the Board of Directors shall from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        Section 13. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person's or their votes are counted for such purpose if (i) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                 ARTICLE IV

                                  OFFICERS

        Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

        Section 2. Election. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

        Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present.
 The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

        Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. [The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation, and] except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these By-Laws or by the Board of Directors.

        Section 5. President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. [If there be no Chairman of the Board of Directors,] the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these By-Laws or by the Board of Directors.

        Section 6. Vice Presidents. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

        Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

        Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under control of the Treasurer belonging to the Corporation.

        Section 9. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

        Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under control of the Assistant Treasurer belonging to the Corporation.

        Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                 ARTICLE V

                                   STOCK

        Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation, (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder of stock in the Corporation.

        Section 2. Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 3. Lost, Destroyed, Stolen or Mutilated Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such person's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

        Section 5. Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

        Section 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                 ARTICLE VI

                                  NOTICES

        Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, facsimile, telex or cable.

        Section 2.  Waivers of Notice.

             (a) Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, present by person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

             (b) Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws.

                                ARTICLE VII

                             GENERAL PROVISIONS

        Section 1. Dividends. Subject to the requirements of the GCL and the provisions of the Certificate of Incorporation, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors, and may be paid in cash, in property, or in shares of the Corporation's capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

        Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

        Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                ARTICLE VIII

                              INDEMNIFICATION

        Section 1. Power to Indemnify in Actions, Suits or Proceedings Other than Those by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 3. Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

        Section 4. Good Faith Defined. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be.

        Section 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

        Section 6. Expenses Payable in Advance. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

        Section 7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the GCL, or otherwise.

        Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

        Section 9.  Certain Definitions.  For purposes of this Article
 VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this
 Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this
 Article VIII.

        Section 10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 11. Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

        Section 12. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

                                 ARTICLE IX

                                 AMENDMENTS

        Section 1. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

        Section 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.





                                                                EXHIBIT C


                                                                  MAY 2000

                                  SWWT, INC.
                          2000 STOCK INCENTIVE PLAN

 Section 1.  PURPOSE OF PLAN

           The name of this plan is the SWWT, Inc. 2000 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (as hereinafter defined) on May 9, 2000 and approved by the stockholders of the Company (as hereinafter defined) on _____ ___, 2000. The purpose of the Plan is to provide additional incentive to those officers, employees, nonemployee directors and consultants of the Company and its Subsidiaries (as hereinafter defined) whose contributions are essential to the growth and success of the Company's business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock and Restricted Stock Units and Other Awards (each as hereinafter defined). The Plan is intended, to the extent applicable, to satisfy the requirements of section 162(m) of the Code (as hereinafter defined) and shall be interpreted in a manner consistent with the requirements thereof.

 SECTION 2.  DEFINITIONS.

           For purposes of the Plan, the following terms shall be defined as set forth below:

           (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with
 Section 3 hereof.

           (b) "Award" means an award of Incentive Stock Options,
 Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Other Awards under the Plan.

           (c) "Award Agreement" means, with respect to each Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

           (d) "Board" means the Board of Directors of the Company.

           (e) "Cause" means (1) the continued failure by the Participant substantially to perform his or her duties and obligations to the Company, including without limitation repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant's employment with the Company, repeated absences from work without a reasonable excuse, and intoxication with alcohol or illegal drugs while on the Company's premises during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) fraud or material dishonesty against the Company; (3) a conviction or plea of guilty or nolo contendre for the commission of a felony or a crime involving material dishonesty; or (4) the failure to meet reasonable, preestablished performance goals. Determination of Cause shall be made by the Administrator in its sole discretion.

           (f) "Change in Capitalization" means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

           (g) "Change in Control" means the first to occur of any one of the events set forth in the following paragraphs:

           (i) any Person (other than one or more Excluded Persons) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph
                 (iii) hereof; or

           (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on August 31, 2000, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 31, 2000 or whose appointment, election or nomination for election was previously so approved or recommended; or

           (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than one or more Excluded Persons) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

           (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least a majority of the board of directors of which comprises individuals who were directors of the Company immediately prior to such sale or disposition.


           (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

           (i) "Committee" means any committee or subcommittee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. The composition of the Committee shall at all times consist solely of persons who are (i) "Nonemployee Directors" as defined in Rule 16b-3 issued under the Exchange Act, and (ii) unless otherwise determined by the Board, "outside directors" as defined in section 162(m) of the Code.

           (j) "Common Stock" means the common stock, par value $.001 per share, of the Company.

           (k) "Company" means SWWT, Inc., a Delaware corporation (or any successor corporation).

           (l) "Disability" means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long- term disability plan maintained by the Company; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

           (m) "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary.

           (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           (o) "Excluded Person" shall mean any stockholder of the Company who is the Beneficial Owner of more than 5% of the Common Stock (including Common Stock issuable upon the conversion or exercise of any other equity security of the Company) as of the Effective Date and any of their respective affiliates.

           (p) "Exercise Price" means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

           (q) "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on the last day preceding such date on which a sale was reported, (ii) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on the last date preceding such date on which both bid and ask prices were reported.

           (r) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

           (s) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

           (t) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

           (u) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

           (v) "Other Award" means an Award granted pursuant to Section 13 hereof.

           (w) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

           (x) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 3 hereof, to receive grants of Options or awards of Restricted Stock, Restricted Stock Units or Other Awards. A Participant who receives the grant of an Option is sometimes referred to herein as "Optionee."

           (y) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates,
 (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

           (z) "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Section 7 hereof.

           (aa) "Restricted Stock Units" means the right to receive in cash or Shares the Fair Market Value of a Share of Company Stock granted pursuant to Section 7 hereof.

           (ab) "Shares" means shares of Common Stock and any successor security.

           (ac) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

 Section 2.  ADMINISTRATION.

           (a) The Plan shall be administered by the Board or, at the Board's sole discretion, by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority, without limitation:

                (i) to select those Eligible Recipients who shall be Participants;

                (ii) to determine whether and to what extent Options or awards of Restricted Stock, Restricted Stock Units or Other Awards are to be granted hereunder to Participants;

                (iii) to determine the number of Shares to be covered by each Award granted hereunder;

                (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

                (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or awards of Restricted Stock, Restricted Stock Units or Other Awards granted hereunder;

                (vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

                (vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

           (b) The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Restricted Stock Unit or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 2(b) shall adversely affect any outstanding Award without the consent of the holder thereof.

           (c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

 Section 3.  SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

           (a) The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 16,800,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

           (b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised, or (ii) any Shares subject to any award of Restricted Stock, Restricted Stock Units or Other Awards are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

           (c) From and after the date that the Plan is intended to comply with the requirements of Section 162(m) of the Code, the aggregate number of Shares with respect to which Awards may be granted to any individual Optionee during any fiscal year shall not exceed 8,300,000.

 Section 4.  EQUITABLE ADJUSTMENTS

           (a) In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of common stock reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding Options granted under the Plan, and (iii) the kind, number and/or purchase price of shares of stock or other property subject to outstanding awards of Restricted Stock, Restricted Stock Units and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the exercised price thereof.

 Section 5.  ELIGIBILITY.

           The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Other Awards, provided that directors of the Company or any Parent or Subsidiary who are not also employees of the Company or of any Parent or Subsidiary, and consultants or advisors to the Company or to any Parent or Subsidiary may not be granted Incentive Stock Options.


 Section 6.  OPTIONS.

           (a) General. Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(l) of this Section 6 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

           (b) Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value per Share on such date (110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns (or is deemed to own under the Code) stock possessing more than ten percent (a "Ten Percent Owner") of the total combined voting power of all classes of Common Stock).

           (c) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If, the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

           (d) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the Award Agreement or after the time of grant, provided that no action under this Section 6(d) following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

           (e) Early Exercise. The Administrator may provide at the time of grant or any time thereafter, in its sole discretion, that any Option shall be exercisable with respect to Shares that otherwise would not then be exercisable, provided that, in connection with such exercise, the Optionee enters into a form of Restricted Stock Award Agreement approved by the Administrator.

           (f) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Shares or Restricted Stock already owned by the Optionee which, (x) in the case of unrestricted Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares or Restricted Stock may be authorized only at the time of grant, (iii) loans pursuant to paragraph (i) of this
 Section 6, (iv) any other form of consideration approved by the Administrator and permitted by applicable law or (v) any combination of the foregoing. If payment of the Exercise Price is made in whole or in part in the form of Restricted Stock, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of Shares equal to the number of Shares surrendered upon the exercise of such Option.

           (g) Rights as Stockholder. An Optionee shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 11 hereof and, if requested, has given the representation described in paragraph (b) of Section 12 hereof.

           (h) Loans. The Company or any Parent or Subsidiary may make loans available to Optionees in connection with the exercise of outstanding Options. Such loans shall (i) be evidenced by promissory notes entered into by the Optionees in favor of the Company or any Parent or Subsidiary, (ii) bear interest at the applicable federal interest rate or such other rate as the Administrator shall determine, (iii) be subject to such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the aggregate Exercise Price less the par value (if any) of the Shares covered by the Option, or portion thereof, exercised by the holder. Unless the Administrator determines otherwise, when a loan is made, Shares having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

           (i) Nontransferability of Options. The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution and all Options shall be exercisable during the Participant's lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee's lifetime, the Administrator may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Administrator and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Administrator and to any conditions that the Administrator may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence (i) to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant.

           (j) Termination of Employment or Service. If an Optionee's employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any other reason than Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date set forth in the Award Agreement, or such later date as is otherwise determined by the Administrator, but in no event shall such exercise period be less than 30 days after such termination (six months in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. In the event of the termination of an Optionee's employment for Cause, all outstanding Options granted to such Participant shall expire on the date of such termination.

           (k) Acceleration of Exercise Date Upon Change in Control. Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable.

           (l) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

 Section 7.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

           (a) General. Awards of Restricted Stock and Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock and Restricted Stock Units shall be made; the number of Shares and/or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 7(d)) applicable to awards of Restricted Stock and Restricted Stock Units. The provisions of the awards of Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

           (b) Purchase Price. The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

           (c) Awards and Certificates. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. Each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

           (d) Nontransferability. The Awards of Restricted Stock and Restricted Stock Units granted pursuant to this Section 7 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Administrator in the Award Agreement (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock or Restricted Stock Units awarded under the Plan except by will or the laws of descent and distribution; provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of preestablished corporate performance goals, on awarded Restricted Stock and Restricted Stock Units as it deems appropriate. In no event shall the Restricted Period end with respect to a Restricted Stock Award or Restricted Stock Unit Award prior to the satisfaction by the Participant of any liability arising under Section 11 hereof. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

           (e) Rights as a Stockholder. Except as provided in Section 7(c), the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine. A Participant who is awarded Restricted Stock Units shall posses no incidents of ownership with respect to the Units, provided that the Award Agreement may provide for payments in lieu of dividends to such Participant.

           (f) Termination of Employment. The rights of Participants granted Awards of Restricted Stock or Restricted Stock Units upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Awards. The purchase price for Shares repurchased pursuant to the Award Agreement shall be no less than price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

           (g) Early Exercise Options. The Administrator shall award Restricted Stock to a Participant upon the Participant's early exercise of an Option under Section 6(c) hereof. Unless otherwise determined by the Administrator, the lapse of restrictions with respect to such Restricted Stock shall occur on the same schedule as the Option for which the Restricted Stock was exercised.

           (h) Loans. In the sole discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in
 Section 7(i) of the Plan with respect to the exercise of Options.

           (i) Effect of Change in Control. Upon the occurrence of a Change in Control, all outstanding Shares of Restricted Stock and all Restricted Stock Units which have not theretofore vested shall immediately vest and all restrictions on such Shares shall immediately lapse.

 Section 8.  OTHER AWARDS.

      Other forms of Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

 Section 9.  AMENDMENT AND TERMINATION.

           The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company's stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m), section 422 of the Code, stock exchange rules or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to
 Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

 Section 10.  UNFUNDED STATUS OF PLAN.

           The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

 Section 11.  WITHHOLDING TAXES.

      Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering already owned Shares, in each case, having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

 Section 12.  GENERAL PROVISIONS.

           (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           (b) The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

           (c) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

           (d) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

 Section 13.  STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

           (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

           (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of May 9, 2000 (the "Effective Date").

 Section 14.  TERM OF PLAN.

           No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.